UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15 (d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 19, 2022

Bluerock Residential Growth REIT, Inc.

(Exact name of registrant as specified in its charter)

Maryland	001-36369	26-3136483
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1345 Avenue of the Americas, 32nd Floor
New York, New York	10105
(Address of Principal Executive Offices)	(Zip Code)

(212) 843-1601

(Registrant’s Telephone Number, Including Area Code)

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on which Registered
Class A Common Stock, $0.01 par value per share	BRG	NYSE American
7.625% Series C Cumulative Redeemable Preferred Stock, $0.01 par value per share	BRG-PrC	NYSE American
7.125% Series D Cumulative Preferred Stock, $0.01 par value per share	BRG-PrD	NYSE American

Securities registered pursuant to Section 12(g) of the Exchange Act:

Title of each class
Series B Redeemable Preferred Stock, $0.01 par value per share
Warrants to Purchase Shares of Class A Common Stock, $0.01 par value per share
Series T Redeemable Preferred Stock, $0.01 par value per share

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 1.01 Entry into a Material Definitive Agreement.

Thirteenth Amendment to Second Amended and Restated Agreement of Limited Partnership of Bluerock Residential Holdings, L.P.

On September 22, 2022, in connection with the previously announced proposed spin-off by Bluerock Residential Growth REIT, Inc. (the “Company”) of its single-family rental business to its common shareholders (the “Spin-Off”), the Company, as the general partner of Bluerock Residential Holdings, L.P. (the “Operating Partnership”), with the consent of limited partners of the Operating Partnership holding more than 66.66% of all of the outstanding common units (“Common Units”) and long-term incentive plan units (“LTIPs”) in the Operating Partnership held by limited partners (other than the Company and its subsidiaries), entered into the Thirteenth Amendment (the “Thirteenth Amendment”) to the Second Amended and Restated Agreement of Limited Partnership of the Operating Partnership. The Thirteenth Amendment provides, among other things, for (1) the withdrawal of the Company as general partner of the Operating Partnership and the admission of Bluerock Homes Trust, Inc. (“BHM”) as substitute general partner of the Operating Partnership in connection with the Spin-Off and (2) the designation of a new series of LTIPs and Common Units (the “C-LTIPs” and the “C-Common Units,” respectively), as previously disclosed, effective, in each case, as of the Separation Transfer (as defined therein) in connection with the Spin-Off. C-LTIPs, subject to (a) vesting in accordance with their terms and (b) achievement of capital account equivalency with Common Units, may, at the option of the holder, be converted into C-Common Units. No C-LTIPs or C-Common Units will be outstanding prior to completion of the Spin-Off. C-Common Units will be redeemable at the option of the holder, and the Operating Partnership may elect to settle any such redemption in cash or Class C common stock of BHM.

The foregoing description of the Thirteenth Amendment is only a summary, does not purport to be complete and is qualified in its entirety by reference to the full text of the Thirteenth Amendment, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On September 19, 2022, in connection with the previously announced acquisition of the Company by Blackstone Real Estate (the “Acquisition”) and the Spin-Off, Messrs. R. Ramin Kamfar, I. Bobby Majumder, Romano Tio and Kamal Jafarnia and Ms. Elizabeth Harrison were elected by the Company (in its capacity as the sole stockholder of BHM), effective as of the completion of the Spin-Off, to serve on the Board of Directors of BHM. In addition, the Board of Directors (the “Board”) of the Company accepted the respective resignations of each such individual from the Board, in each case effective as of immediately prior to, and subject to, the closing of the Acquisition. As previously announced, the Acquisition and the Spin-Off are expected to occur on October 6, 2022. The completion of the Acquisition remains subject to the consummation of the Spin-Off, as well as the satisfaction or waiver of the other closing conditions in the merger agreement between the Company and Blackstone Real Estate’s affiliates.

Item 8.01 Other Events.

Declaration of the Distribution

On September 19, 2022, the Board approved the completion of the Spin-Off by means of a pro rata distribution (the “Distribution”) by the Company of all of the outstanding common stock of BHM. To consummate the Distribution, the Board declared a pro rata distribution of BHM common stock, which is expected to be effective at 12:01 a.m. Eastern Time on October 6, 2022, to Company shareholders of record as of the close of business on September 29, 2022 (the “Record Date”).

In the Distribution, each Company shareholder will receive one share of BHM Class A or Class C common stock, as applicable, for every eight shares of the Company’s Class A or Class C common stock held, respectively, as of the close of business on the Record Date. Shareholders will not receive fractional shares of BHM common stock.

The Distribution is subject to the satisfaction or waiver of certain conditions, as more fully described in BHM’s Registration Statement on Form 10 (File No. 001-41322), as amended. The press release announcing certain details of the Spin-Off is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Amendment of Company Warrant Agreements

On September 19, 2022, the Company entered into (1) an amendment to that certain Warrant Agreement, dated as of November 15, 2017 (the “2017 Warrant Agreement”), between the Company, Computershare Inc., a Delaware corporation (“Computershare”), and Computershare’s affiliate, Computershare Trust Company, N.A., a federally chartered trust company, collectively as warrant agent (together with Computershare and their respective successors and assigns, the “Warrant Agent”) and (2) an amendment to that certain Warrant Agreement, dated as of November 16, 2018 (together with the 2017 Warrant Agreement, the “Warrant Agreements”), between the Company and the Warrant Agent (such amendments, the “Warrant Agreement Amendments”).

As previously disclosed, the Warrant Agreement Amendments clarify the operation of the provisions of the Warrant Agreements at and following the effective time of the Acquisition. Pursuant to the Warrant Agreement Amendments, the holder of any warrant to purchase the Company’s Class A Common Stock (a “Company Warrant”) that is exercised at or after the effective time of the Acquisition, or prior to the effective time of the Acquisition but for which shares of the Company’s Class A Common Stock have not been issued or otherwise delivered prior to the effective time of the Acquisition, will be entitled to receive only cash in the amount of the merger consideration that such holder would have received if the Company Warrant had been exercised immediately prior to the effective time of the Acquisition in respect of such exercise. In order to implement the Spin-Off, the depositary of the Company Warrants requires that exercises of Company Warrants be suspended from September 23, 2022 until after the closing of the Acquisition. Any Company Warrants not exercised prior to the close of business on September 23, 2022 will not be entitled to receive any common stock of BHM in the Spin-Off.

The foregoing description of the Warrant Agreement Amendments is only a summary, does not purport to be complete and is qualified in its entirety by reference to the full text of the Warrant Agreement Amendments, which are filed as Exhibit 99.2 and Exhibit 99.3 to this Current Report on Form 8-K and are incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits

10.1	Thirteenth Amendment to the Second Amended and Restated Agreement of Limited Partnership of Bluerock Residential Holdings, L.P., dated September 22, 2022.

99.1	Press release of Bluerock Residential Growth REIT, Inc., dated September 19, 2022.

99.2	Amendment to 2017 Warrant Agreement, dated as of September 19, 2022, by and among Bluerock Residential Growth REIT, Inc., Computershare Inc. and Computershare Trust Company, N.A.

99.3	Amendment to 2018 Warrant Agreement, dated as of September 19, 2022, by and among Bluerock Residential Growth REIT, Inc., Computershare Inc. and Computershare Trust Company, N.A.

104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 and other federal securities laws. All statements other than statements of historical fact are “forward-looking statements” for purposes of federal and state securities laws and may be identified by words such as “will,” “expect,” “believe,” “plan,” “anticipate,” “intend,” “goal,” “future,” “outlook,” “guidance,” “target,” “estimate” and similar words or expressions, including the negative version of such words and expressions. These forward-looking statements are based upon the Company’s present expectations, estimates and projections about the industry and markets in which the Company operates and beliefs of and assumptions made by Company management, involve uncertainty that could cause the actual results, performance or achievements of the Company to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements and are not guaranteed to occur. Furthermore, the Company disclaims any obligation to publicly update or revise any forward-looking statement to reflect changes in underlying assumptions or factors, new information, data or methods, future events or other changes. Investors should not place undue reliance upon these forward-looking statements. Although the Company believes that the expectations reflected in these forward-looking statements are based on reasonable assumptions, the Company’s actual results and performance could differ materially from those set forth in these forward-looking statements due to numerous factors. Factors that could have a material adverse effect on our operations, future prospects, the Acquisition and the Spin-Off include, but are not limited to: the occurrence of any event, change or other circumstance that could give rise to the termination of the merger agreement between the Company and Blackstone Real Estate’s affiliates; the failure to satisfy any of the conditions to the completion of the Acquisition or the Spin-Off; the risks that the market does not value BHM shares at net asset value; the failure to recognize the potential benefits of the Spin-Off due to, among other reasons, BHM’s lack of liquidity, small market size or inability to grow and expand revenues and earnings following the Spin-Off; shareholder litigation in connection with the Acquisition or the Spin-Off, which may affect the timing or occurrence of the Acquisition or the Spin-Off or result in significant costs of defense, indemnification and liability; the effect of the announcement of the Acquisition and the Spin-Off on the ability of the Company to retain and hire key personnel and maintain relationships with its tenants, vendors and others with whom it does business, or on its operating results and businesses generally; risks associated with the disruption of management’s attention from ongoing business operations due to the Acquisition and the Spin-Off; the ability to meet expectations regarding the timing and completion of the Acquisition and the Spin-Off; the possibility that any opinions, consents or approvals required in connection with the Spin-Off will not be received or obtained in the expected time frame, on the expected terms or at all; and significant transaction costs, fees, expenses and charges. There can be no assurance that the Acquisition, the Spin-Off or any other transaction described above will in fact be consummated in the expected time frame, on the expected terms or at all. There can be no assurance as to the impact of COVID-19 and other potential future outbreaks of infectious diseases on the Company’s or BHM’s financial condition, results of operations, cash flows and performance and those of their respective tenants as well as on the economy and real estate and financial markets, which may impact the timing or occurrence of the Acquisition or the Spin-Off. For further discussion of the factors that could affect outcomes, please refer to the risk factors set forth in Item 1A of the Company’s Annual Report on Form 10-K filed by the Company with the SEC on March 11, 2022, the risk factors set forth in Item 1A of the Company’s Quarterly Reports on Form 10-Q filed by the Company with the SEC on May 10, 2022 and August 8, 2022, and subsequent filings by the Company with the SEC. Any forward-looking statement speaks only as of the date on which it is made, and the Company assumes no obligation to update or revise such statement, whether as a result of new information, future events or otherwise, except as required by applicable law. The Company claims the safe harbor protection for forward looking statements contained in the Private Securities Litigation Reform Act of 1995.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 22, 2022

Bluerock Residential Growth REIT, Inc.

By:	/s/ Michael L. Konig
Name: Michael L. Konig
Title: Chief Legal Officer and Secretary